ADVANCED SERIES TRUST

AST RCM World Trends Portfolio

Supplement dated February 8, 2019
to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST RCM World Trends Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust has approved changing the name of the Portfolio to the AST AllianzGI World Trends Portfolio. This change is expected to become effective on or about April 29, 2019, and will be reflected in the 2019 annual update of the Trust’s Prospectus and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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